UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2016

GAMING AND LEISURE PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of principal executive offices)

610-401-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 6, 2016, Gaming and Leisure Properties, Inc., a Pennsylvania corporation (the “Company”), issued a press release announcing the closing of the its previously announced underwritten public offering of 25,000,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), and the underwriters’ exercise in full of their option to purchase an additional 3,750,000 shares of Common Stock. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Gaming and Leisure Properties, Inc. dated April 6, 2016.

Additional Information

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. In connection with the proposed transaction between the Company and Pinnacle Entertainment, Inc. (“Pinnacle”), the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-206649) that was declared effective by the SEC on February 16, 2016 and includes a definitive joint proxy statement of the Company and Pinnacle that also constitutes a prospectus of the Company, which was mailed to shareholders of the Company and stockholders of Pinnacle on or about February 16, 2016. This communication is not a substitute for the joint proxy statement/prospectus or any other document that the Company or Pinnacle may file with the SEC or send to their shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS FILED AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain free copies of the preliminary joint proxy statement/prospectus and other relevant documents filed by the Company and Pinnacle with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s investor relations website at investors.glpropinc.com or by contacting the the Company’s investor relations representative at (203) 682-8211. Copies of the documents filed with the SEC by Pinnacle are available free of charge on Pinnacle’s investor relations website at investors.pnkinc.com or by contacting Pinnacle’s investor relations department at (702) 541-7777.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 6, 2016	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Gaming and Leisure Properties, Inc. dated April 6, 2016.